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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   Form 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported) December 22, 1998

                  Bear Stearns Asset Backed Securities, Inc.
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            (Exact Name of Registrant as Specified in its Charter)

                                   Delaware
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                (State or Other Jurisdiction of Incorporation)

          333-43091                                     13-3836437
------------------------------             -------------------------------------
   (Commission File Number)                (I.R.S. Employer Identification No.)

  245 Park Avenue, New York, New York                            10167
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(Address of Principal Executive Offices)                      (Zip Code)

                                (212) 272-4095
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             (Registrant's Telephone Number, Including Area Code)

                                Not Applicable
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         (Former Name or Former Address, if Changed Since Last Report)


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Item 5. Other Events.

Filing of Consent and Financial Statements

The financial statements of Financial Security Assurance Inc. as of December 31, 1997 and 1996 that are incorporated by reference in the Prospectus Supplement dated December 22, 1998 (the "Prospectus Supplement") have been audited by PricewaterhouseCoopers LLP The consent of PricewaterhouseCoopers LLP named as "experts" in the Prospectus Supplement is attached hereto as
Exhibit 23.1.

Filing of Computational Materials*

         Pursuant to Rule 424 (b) under the Securities Act of 1933, Bear Stearns Asset Backed Securities, Inc. (the "Depositor") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission relating to Ocwen Home Equity Loan Asset-Backed Certificates, Series 1998-OFS4.

         In connection with the offering of the Ocwen Home Equity Loan Asset Backed Certificates, Series 1998-OFS4, Bear, Stearns & Co. Inc., the underwriter of the Offered Certificates (the "Underwriter"), has prepared certain materials (the "Computational Materials") for distribution to its potential investors. Although LMAC, Inc.. (the "Seller") provided the Underwriter with the related portfolio, it did not participate in the preparation of the Computational Materials. The Computational Materials are attached hereto as Exhibit 99.1.

-----------------
* Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.

Item 7. Financial Statements and Exhibits.

         (c) Exhibits

Exhibit No.       Document Description
-----------       --------------------

23.2              Consent of PricewaterhouseCoopers LLP
99.1              Computational Materials


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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            BEAR STEARNS ASSET BACKED
                                            SECURITIES, INC.
                                            (Registrant)



Dated:  December 29, 1998                   By: /s/ Matt Perkins
                                                -----------------------------
                                            Name:  Matt Perkins
                                            Title: Managing Director



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                               INDEX TO EXHIBITS

Exhibit No.        Document Description
-----------        --------------------

23.2               Consent of PricewaterhouseCoopers LLP
99.1               Computational Materials